Exhibit 10.7

FIRST AMENDMENT TO 8.5% CONVERTIBLE REDEEMABLE DEBENTURE
DUE APRIL 18, 2018

This FIRST AMENDMENT TO 8.5% CONVERTIBLE REDEEMABLE DEBENTURE (“First Amendment”’) is entered into by and between JERRICK MEDIA HOLDINGS, INC., a Nevada corporation (the “Borrower”), and PEAK ONE OPPORTUNITY FUND, L.P., a Delaware limited partnership, (the “Lender”). Borrower and Lender are sometimes individually referred to in this First Amendment as “Party” and collectively as “Parties”. This First Amendment shall be effective on the first date on which it is signed by both of the Parties (“Effective Date”).

RECITALS

A.          The Parties previously entered into that certain 8.5% Convertible Redeemable Debenture on or around July 18, 2017 (the “Debenture”).

B.           The Parties now desire to amend the 8.5% Convertible Redeemable Debenture as set forth in this First Amendment.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES SET FORTH IN THIS FIRST AMENDMENT AND OTHER VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

1.	Amendments.

1.1 Section 4(c) of the Debenture is hereby amended to read as follows: The Company may redeem this Debenture by paying to the Lender an amount as follows: (i) if the redemption of the Debenture is on or prior to September 13, 2017, then for an amount equal to 117.5% of the face amount of this Debenture along with any interest that has accrued during that period or (ii) if the redemption of this Debenture after September 13, 2017 but less than the 180th day of this Debenture, then for an amount equal to 150% of the unpaid principal amount of this Debenture along with any accrued interest (the day of such a redemption if and when it occurs, the “Redemption Date”). In the event the Company redeems the Debenture on or prior to September 13, 2017, the Company will offer to repurchase, on the Redemption Date, the shares the Lender received as additional consideration for the purchase of the Debenture pursuant to Section 4(e) of the Securities Purchase Agreement (the “Consideration Shares”) at a price of $0.14079 per share, which represents the volume weighted average closing price for the five trading day period from August 31, 2017 through September 7, 2017 (the “Share Repurchase”). The Lender is under no obligation to sell the Consideration Shares pursuant to the Share Repurchase offer, and the Share Repurchase offer will expire at 5:00 pm (Eastern Time) on the Redemption Date. The Lender should notify the Borrower in writing delivered by overnight mail, email or facsimile transmission if it chooses to accept the Share Repurchase offer. Funds for the accrued interest, Debenture Redemption and Share Repurchase (if lender chooses to accept the Share Repurchase offer) will be paid to the Lender in a single wire transfer (per Lender’s wiring instruction included herein on Exhibit A) within 24 hours. This Debenture may not be redeemed after 180 days.

Funds due Lender in the event the Company redeems the Debenture on or before September 13, 2017:

Redemption Date:	Debenture Redemption	Accrued Interest	Total Without Share Repurchase	Share Repurchase	Total With Share Repurchase
September 14, 2017	$261,110.85	$2,990.74	$264,101.59	$15,486.90	$279,588.49

2         Incorporation of Recitals. The Recitals set forth above, including the defined terms therein, are true and correct and are hereby incorporated in this First Amendment by this reference as if restated in full.

3         Defined Terms. All initially-capitalized terms used in this First Amendment and not otherwise defined herein shall have the meaning ascribed to them, respectively, in the Debenture, unless otherwise expressly provided in this First Amendment.

4         No Other Amendments. Except as modified by this First Amendment, the Debenture remains binding on the Parties in full force and effect according to its terms.

5         Incorporation of First Amendment. From and after the Effective Date of this First Amendment, wherever the term “Debenture ” appears in the Debenture, it shall be read and understood to mean the 8 Debenture as amended by this First Amendment.

*** Signature Page Follows ***

IN WITNESS WHEREOF, Peak One Opportunity Fund, L.P. and Jerrick Media Holdings, Inc. have executed this First Amendment as of the date written below:

JERRICK MEDIA HOLDINGS, INC.

By:	/s/ Jeremy Frommer	Date: September 13, 2017
Jeremy Frommer, Chief Executive Officer

PEAK ONE OPPORTUNITY FUND, L.P.

By:		Date: September 13, 2017
Jason Goldstein, Founder and Managing Partner

EXHIBIT A